northerntrust.com / © 2023 Northern Trust Morgan Stanley Financials, Payments and CRE Conference PRESENTED BY: Thomas A. South Executive Vice President | Chief Information Officer Jason J. Tyler Executive Vice President | Chief Financial Officer Northern Trust Information Technology Overview June 12, 2023

1 This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s information technology strategies and priorities and execution with respect thereto, financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels (including Technology spend), contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. Forward-looking statements

2 NORTHERN TRUST INFORMATION TECHNOLOGY LANDSCAPE* With operational excellence *As of March 31, 2023 1 includes employees and contractors. Strong, dedicated, diverse and global workforce... ...addressing an increasingly demanding landscape... ...wit operational e llence 1 11% of Northern Trust employees MANAGEMENT OF HARDWARE, SOFTWARE & OTHER • 26,500 laptops, 3,500 desktops • 2,500 applications - 46% high risk/10% critical • 3,600+ network devices

NORTHERN TRUST INFORMATION TECHNOLOGY KEY PRIORITIES 3 Reimagine Core Platform • Enable client digital and mobile platforms to move to public cloud with new capabilities • Continue to modernize critical business applications • Expand capabilities to more effectively and efficiently deliver data to clients Risk & Resiliency • Embed cybersecurity and risk framework and industry standard production stability into our change agenda and daily operations • Continue automaton and effectiveness of risk and control practices Innovation Operating Model • Strengthen enterprise technical architecture and approach delivery through a client-centered agile lens • Improve speed to market product release velocity by 10x • Align to product ownership model in support of best in class client experience Optimize for Productivity • Automate and digitalize IT operations, generating efficiency in the public cloud and data centers • Rationalize and selectively insource managed services footprint for more purchasing power leverage and competition • Leverage global footprint for competitive insourcing Focused Talent Management • Invest in current talent through a learning ecosystem for continued growth to advance partners’ careers and skills • Nurture a culture of inclusivity and digital change to support a workforce empowered to share ideas Focused on business growth enablement through execution across five strategic themes

IT SPEND FOCUSED ON FOUNDATIONAL AND BUSINESS-DRIVEN APPLICATIONS

Technology Spend[1]



$Billions
2020-2023 CAGR
$0.9
$1.0
$1.2
$1.3
11%
~50%
7%
~10%
35%
~40%
12%
2020
2021
2022
2023F
Core Infrastructure & Modernization
Risk and Information Security
Business-Driven
Other

[1]Total Expense for Northern Trust Global Technology Services

Business-Driven

- Enhancing client experience, expanding technology moat
- Improving capacity, performance & availability of key applications
- Supporting core processing of middle / back office
- Will continue to be largest component of spend

Risk and Information Security

- Monitoring and defending against cyber threats
- Preemptively reducing and remediating identified risks
- Strengthening access and authentication processes

Core Infrastructure & Modernization

- Migration to private / public Cloud
- Resiliency and reliability upgrades
- On-premise infrastructure optimization

northerntrust.com / © 2023 Northern Trust 4

5 FUTURE INVESTMENTS SUPPORTING KEY GROWTH INITIATIVES With operational excellence Investing meaningfully... ...in each of our businesses... ...across an array f initiatives • Rapidly deliver innovative client facing solutions • Continue migration to Cloud to improve efficiency & resiliency • Evolve adaptive risk and security capabilities to protect client data • Integrate emerging technologies • Goals Driven Wealth Management • Data Mesh / Next Info Delivery • Front Office Solutions • Asset Owners Social Network • European Transfer Agency Technologies • Client Engagement Hub